Exhibit 99.1

VANDA REPORTS SUCCESSFUL COMPLETION OF PRE-NDA MEETING WITH FDA ON

TASIMELTEON FOR THE TREATMENT OF NON-24-HOUR DISORDER IN THE TOTALLY BLIND

WASHINGTON, March 25, 2013 /PRNewswire/ — Vanda Pharmaceuticals Inc. (Vanda) (NASDAQ:VNDA) today announced that the company held a pre-NDA meeting with the Division of Neurology Products of the U.S. Food and Drug Administration (FDA) to discuss the regulatory path for filing a New Drug Application (NDA) for tasimelteon, a circadian regulator, for the treatment of Non-24-Hour Disorder (Non-24). Non-24 is a serious, rare circadian rhythm disorder that affects a majority of totally blind individuals. Currently there is no FDA approved treatment for Non-24.

At the pre-NDA meeting, the FDA confirmed that the efficacy and safety data proposed by Vanda to be submitted in the tasimelteon NDA for Non-24 is adequate to support filing. The NDA supporting package that includes data from clinical pharmacology, pre-clinical pharmacology program, chemistry and manufacturing was also deemed adequate to support filing.

“We are pleased with the positive interaction we had with the FDA as we are moving closer to providing a treatment for blind individuals with Non-24,” said Mihael H. Polymeropoulos, M.D., President and CEO of Vanda.

Based on this successful completion of the pre-NDA meeting, Vanda is targeting an NDA submission for tasimelteon in mid-2013.

About Vanda Pharmaceuticals Inc.:

Vanda Pharmaceuticals Inc. is a biopharmaceutical company focused on the development and commercialization of products for the treatment of central nervous system disorders. For more on Vanda, please visit www.vandapharma.com.

Company Contact:

Jim Kelly

Senior Vice President and Chief Financial Officer

Vanda Pharmaceuticals Inc.

(202) 734-3428

jim.kelly@vandapharma.com

Media Contact:

Laney Cohen

Account Supervisor

Makovsky & Company, Inc.

(212)-508-9643

lcohen@makovsky.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Various statements in this release are “forward-looking statements” under the securities laws. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” “target,” “goal,” “likely,” “will,” “would,” and “could,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Important factors that could cause actual results to differ materially from those reflected in the company’s forward-looking statements include, among others: the inability to reach agreement with the FDA regarding Vanda’s regulatory approval strategy or proposed path to approval for tasimelteon for the treatment of Non-24-Hour Disorder; Vanda’s failure to obtain regulatory approval for tasimelteon for the treatment of Non-24-Hour Disorder or to comply with ongoing regulatory requirements; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vanda’s annual report on Form 10-K for the fiscal year ended December 31, 2012 which is on file with the SEC and available on the SEC’s website at www.sec.gov. In addition to the risks described above and in Vanda’s annual report on Form 10-K and quarterly reports on Form 10-Q, other unknown or unpredictable factors also could affect Vanda’s results. There can be no assurance that the actual results or developments anticipated by Vanda will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Vanda. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

All written and verbal forward-looking statements attributable to Vanda or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Vanda cautions investors not to rely too heavily on the forward-looking statements Vanda makes or that are made on its behalf. The information in this release is provided only as of the date of this release, and Vanda undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.